                                                                    Exhibit 99.1

                             BUSINESS LOAN AGREEMENT

         Agreement by and between Monroe Bank & Trust, of 102 E. Front Street, Monroe, Michigan 48161 (herein termed "Bank"), and N-Viro International Corporation, a Delaware corporation of 3450 W. Central Ave. Suite 328 Toledo, OH 43606 (herein termed "Borrower").

         Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, Bank is relying upon Borrower's representations, warranties, and agreements as set forth in this Agreement, and (B) all such Loans shall be and remain subject to the terms and conditions of this Agreement.

         This Agreement shall be effective as of February 26, 2003, and shall continue in full force and effect until such time as all of Borrower's Loans or indebtedness in favor of Bank have been paid in full, including principal, interest, costs, expenses, attorneys' fees and other fees and charges, or until such time as the parties may agree in writing to terminate this Agreement.

         In consideration of the mutual promises set forth herein and the extension(s) of credit and subject to Borrower's satisfactory fulfillment of all conditions precedent to the borrowing, Bank and Borrower agree as follows:


                             ARTICLE I - DEFINITIONS

         The following terms shall have the following meanings in this
Agreement:

1.1 All Accounting terms not specifically defined herein shall have the meaning of such terms as used in accordance with generally accepted accounting principals. In the event of a dispute relative to the meaning of an accounting term, the determination thereof by an independent certified public accountant, chosen by the Borrower, and acceptable to the Bank shall be controlling.

1.2 "INDEBTEDNESS" means and includes:
         (a) All indebtedness and liabilities of whatsoever kind, nature and description owned to Bank by Borrower, whether direct or indirect, absolute or contingent, due or to become due or whether now existing or hereafter arising, and howsoever evidenced or acquired, and whether joint or several, and including, without limitation,
         (b) All future advances which the Bank at any time may, but shall not be required to make for the protection or preservation of the Bank's rights and interests arising hereunder, including, without limitation, advances for taxes, levies, assessments, insurance and reasonable attorney's fees, and
         (c) All costs and expenses incurred by the Bank in the protection and preparation for sale of any of its collateral including, without limitation, attorney's fees and court costs.

1.3 "GRANTOR" means each and all of the persons or entities granting a Security Interest in any Collateral for the Loan, including without limitation all Borrowers granting such a Security Interest.

1.4 "NOTE" shall mean any promissory note of the Borrower evidencing any loan or advance or extension or renewal thereof made by the Bank to the Borrower, or any indebtedness, plus interest thereon, as well as all claims by Bank against Grantor, or any one or more of them, whether existing now or hereafter arising, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of, and substitutions for the note(s) or credit agreement(s).

1.5 PERSON" shall mean and include an individual, partnership, corporation, trust, unincorporated organization, government or any department or agency thereof.

1.6 "RELATED PERSON" shall include, but shall not be confined to, any Person related to Borrower by common control or ownership.

1.7 "SUBORDINATED DEBT" shall mean indebtedness of the Borrower owed to any officer, employee, director, shareholder or Related Person which is subordinated to all Indebtedness, of the Borrower to the Bank under the terms and conditions approved in writing by the Bank.


                   ARTICLE II - REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants that:

2.1 It is a duly organized, legally existing corporation in good standing under the laws of the State of Delaware and qualified to do business in any other state of which it conducts its business.

2.2 It has the power and is duly authorized to enter this Agreement and to execute and deliver to the Bank, now and from time to time hereafter, additional instruments, resolutions, agreements and other instruments or documents relating to the borrowing of moneys from the Bank. It has, by proper action, authorized and empowered those persons whose signatures appear on this Agreement, and any instruments, documents and exhibits that have been delivered in connection herewith, to execute the same for and on its behalf.

2.3 The execution by it of this Agreement or any other agreements, instruments, or documents which may, from time to time hereafter, be executed in respect hereto and delivered to Bank, shall not constitute a breach of any provisions contained in its articles of incorporation, or any agreements to which it is now a party and that the performance by it of its obligations hereunder or any agreements executed by it and delivered hereunder shall not constitute an event of default under any other agreement to which it is now a party.

2.4 The financial statements of the Borrower delivered to the Bank accurately state the financial condition of the Borrower as of the date of such statements. The Borrower has disclosed to the Bank in writing all of its known material liabilities, direct or contingent. None of the statements representations or warranties (financial or otherwise) furnished by the Borrower to the Bank in connection with this Agreement contain any untrue statements, nor omit a material fact necessary to make the statements contained therein or herein, in light of the circumstances when made, not misleading. There is in no fact which the Borrower has not disclosed to the Bank in writing which has a material adverse effect on the properties, business or condition (financial or otherwise) of the Borrower, or of the ability of the Borrower to fully perform its obligations under this Agreement.

2.5 The Borrower is in compliance with all known applicable requirements of all governmental authorities (federal, state, and local), including without limitation, the payment of taxes, the filing of tax returns and reports and is complying with all environmental laws, ordinances, rules and regulations. The Borrower possesses such franchises, licenses, permits, patents, copyrights, trademarks and consents of appropriate governmental bodies to own its property and are necessary or useful to carry on its ordinary course of business.

2.6 There is no litigation undisclosed to the Bank, legal or administrative proceedings, investigations or other action of any nature, pending or, to its knowledge, threatened against or affecting it, which involves the possibility of any judgment or liability which may materially or adversely affect any of the Borrower's property or its right to carry on its business as now conducted. Details of all litigation, legal or administrative proceedings, investigation or other action of similar nature, pending or threatened against it, at any time during the term of this Agreement, will be brought to the attention of Bank, in writing forthwith.

2.7 It has good and valid title to all of its property and assets free of any adverse lien, security interest or incumbrance, except liens, security interests and encumbrances disclosed to Bank by Borrower in writing prior to the date hereof.

2.8 All of the funds lent to it pursuant to this Loan Agreement have been or will be used exclusively in Borrower's business operation and will not be diverted or used in any other manner.

2.9 All representations and warranties in this Agreement and any agreement given by Borrower to Bank pursuant to this Agreement are true and correct and no material fact has been omitted.

2.10 If real estate or any interest therein has been mortgaged, conveyed, or assigned by Borrower to Bank as security for payment of the Indebtedness, Borrower has no knowledge of any violations or notices of violations of any federal or state law or any ordinance, regulation or requirement of the state or governmental authority, including, but not limited to, any environmental law, ordinance or regulation, which affects the mortgaged, conveyed, or assigned premises or the use of such premises by the Borrower.


                             ARTICLE III - SECURITY

3.1 SECURITY. As security for the Indebtedness, Borrower hereby grants to Bank, to include without limitation:

         (a) A security interest in all deposits, accounts, instruments, letter of credit, negotiable documents, chattel paper or any other property in which the Borrower has rights and which are at any time in possession or control of the Bank;

         (b) Include all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

3.2 It is further agreed that any security agreement, mortgage or other document previously or hereafter executed by the Borrower in favor of Bank shall secure repayment of all Indebtedness, whether or not presently contemplated by the parties and that the security described above shall secure repayment of the Indebtedness whether or not presently contemplated by the parties, that a default in the terms of any note, security agreement, mortgage or other agreement from Borrower to Bank shall constitute a default of all notes, security agreements, mortgages other agreements, and that Bank may, as its option, proceed in exercising its rights thereunder in any order or manner it may choose, the purpose of this Agreement being to cross-collateralize all Indebtedness.


                       ARTICLE IV - AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees that so long as any Indebtedness is outstanding or so long as this Agreement is in effect, the Borrower shall:

4.1 Maintain insurance against fire, theft and other casualty on its insurable real and personal property to their full replacement costs with companies acceptable to the Bank against liability on account of damage to persons or property and as required under all applicable Workmen's Compensation laws. Furthermore, Borrower shall maintain any other insurance as may from time to time be reasonably requested by the Bank, and shall insert a joint loss payee clause naming Bank in all fire and extended coverage policies on property that is security for the Indebtedness and shall deliver certified copies of all such insurance policies to Bank.

4.2 Maintain, preserve, and keep its buildings and properties and every part thereof in good repair, working order, and condition and from time to time make all necessary and proper repairs, renewals, replacements, additions, betterment's, and improvements thereto, so that all times the efficiency thereof shall be fully preserved and maintained.

4.3 Duly pay and discharge or cause to be paid and discharged all taxes, assessments, and other governmental charges imposed upon it and its properties or any part thereof or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies, which if unpaid could become a lien or charge upon its property, except such items as are being in good faiths appropriately contested and for which the Borrower has provided adequate reserves.

4.4 Carry on and conduct its business in substantially the same manner and in substantially the same fields as such business is now and has previously been carried on, and maintain its legal existence, and comply with all valid and applicable statutes, rules and regulations.

4.5 Maintain a standard, modern system of accounting in accordance with generally accepted accounting principles (GAAP); deliver to Bank financial reports in a form satisfactory to Bank as

Bank may request from time to time; permit the duly authorized representative(s) of Bank at all reasonable times to examine and inspect the books and records of Borrower or any related business entity of Borrower, and to make abstracts and copies thereof, and to visit and inspect any of the Borrower's property wherever same be located.

4.6 Borrower shall comply with all applicable federal, state and local laws, ordinances, rules and regulations, including, but not limited to, all environmental laws, ordinances, rules and regulations and shall keep any real property or interest therein mortgaged, conveyed, or assigned to secure payment of the Indebtedness free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations, and deliver to Bank such information and reports in form satisfactory to Bank as Bank may request from time to time to establish compliance with such Laws.

4.7 Borrower shall comply with all applicable federal, state and local laws, ordinances, rules and regulations concerning wage payments, minimum wages, overtime laws and payment of withholding taxes, and deliver to Bank such reports and information in form satisfactory to Bank as Bank may request from time to time to establish compliance with such laws.

4.8 If real estate or any interest therein is mortgaged, conveyed or assigned by the Borrower to the Bank as security for payment of the Indebtedness, Borrower shall comply with all warranties, covenants and representations of such mortgage, conveyance or assignment which warranties, covenants and representations are incorporated by reference herein in their entirety.


                         ARTICLE V - NEGATIVE COVENANTS

         Borrower covenants and agrees that so long as any Indebtedness is outstanding or so long as this Agreement is in effect, Borrower shall not without prior written consent of Bank:

5.1 Incur indebtedness for borrowed money, other than to Bank, or act as guarantor for any indebtedness of others, or lend money.

5.2 Mortgage, pledge, assign, hypothecate, encumber or grant a security interest in any of its assets except to Bank nor sell, transfer or assign any of its assets, properties or business except in the ordinary course of business. For the purpose hereof sale of accounts receivable or entering into capital leases of personal property, or both, shall be deemed the incurring of indebtedness for borrowed money.

5.3 Invest in, organize or participate in the organization or in the creation of any other business entity, or merge or consolidate with or into any other entity.

5.4 If Borrower is a corporation, release, redeem, retire, purchase, or otherwise acquire directly or indirectly any of its capital stock, or make any change in its capital structure, or pay or declare any dividends, in cash or other property, upon its capital stock.


                        ARTICLE VI - ADDITIONAL COVENANTS

Borrower agrees that each additional covenant listed below, is fully applicable if marked by an "X" or check in the applicable box or boxes; if the information necessary to complete same is typed or written in the appropriate space provided, and if each is initialized by Borrower or its duly authorized officer or representative.

6.1      X GUARANTY. Borrower shall deliver to the Bank the Guaranty of Sheila
M. Nicholson Trust (limited to $100,000 mortgage on 12158 Lakeshore Drive, Lasalle, Michigan) in form and content acceptable to the Bank which Guaranty shall provide for liability of the Guarantor(s) for payment of the Indebtedness.

6.2 X FINANCIAL REPORTS. Borrower covenants in accordance with paragraph 4.5 that it will deliver to Bank:

         X (a) Within 120 days after the end of each fiscal year, Borrower's annual financial report, prepared on an compiled basis in accordance with generally accepted accounting chosen principles (GAAP) by a certified public accountant chosen by Borrower and acceptable to Bank which shall include a balance sheet, statement of income, statement of reconciliation of net worth, statement of changes in financial position and notes to financial statements, and

         X (b) Within 120 days after the end of each fiscal year, Borrower's annual financial report prepared on a basis and in form acceptable to Bank to include, but not limited to: Federal Tax Return.

         X (c) Within 30 days after the end of each monthly period, Borrower's interim financial reports prepared by Internally , which shall include a balance sheet at the end of each such period and an income statement for the period beginning of the current fiscal year to the end of such period. These statements shall be prepared on substantially the same accounting basis as the statements required in Section 6.2 (a) or (b) above and the accuracy of the statements (subject to audit and year-end adjustments) shall be certified by the Borrower or if a corporation, its chief financial officer or president.

6.3 ___________ DEBT/WORTH.  Borrower agrees to maintain a Debt to Tangible
Net Worth         Ratio  of not  less  than 2.0 to 1, beginning with changes
shown on financial statements dated   __________________ .

6.4 X TANGIBLE NET WORTH. Borrower agrees that for the first year of this Agreement to maintain Tangible Net Worth of not less than ten thousand dollars ($10,000.00) Dollars. Borrower agrees to increase Tangible Net Worth by fifty thousand dollars ($50,000.00) each calendar year. Tangible Net Worth will be determined on 6/30 and 12/31 of each year.

"Tangible Net Worth" shall include the amount of total assets excluding the amount of Intangible Assets minus the amount of total liabilities, exclusive of Subordinated Debt, if any. "Intangible assets" shall include a book value, without limitation, leasehold improvements, goodwill, patents, copyrights, secret process, deferred expenses relating to sales, general administrative, research and development expense, and all amounts due from any officer, employee, director, shareholder or Related Person. "Debt" means all liabilities including but not limited to accruals, deferrals, and capitalized leases, less Subordinated Debt, if any.

6.5 ______________ WORKING CAPITAL. Borrower agrees to maintain net working capital (excess of Current Assets of Current Liabilities) of not less
than _______ ($         ) DOLLARS and a Current Ratio (Current Assets divided
by Current Liabilities) of not less than 1.0 to 1, beginning with changes shown on financial statements dated _________, 2003.

"CURRENT ASSETS" shall mean the sum of cash, marketable securities, inventory at lower cost or market, and ordinary trade accounts receivable excluding any amount due from any officer, employee, director, shareholder or Related Person. In the event of a dispute relative to the carrying value of said inventory or accounts receivable, the determination thereof by an independent Certified Public Accountant chosen by Borrower and acceptable to the Bank shall be controlling.

"CURRENT LIABILITIES" shall include all indebtedness normally held as due within one (1) year (exclusive of Subordinated Debt, if any), and any insubordinate debt due to any officer, employee, director, shareholder or Related Person.

6.6 ____ CAPITAL EXPENDITURES. Borrower agrees not to purchase lease or otherwise acquire or enter into any commitment to purchase, lease or otherwise acquire additional capital assets where the aggregate liability or expenditure therefore exceeds in any one year ___________% of depreciation for the most recent prior fiscal year, commencing with fiscal year ______________, except with prior written consent by Bank.

6.7 ____ OWNERS WITHDRAWAL OR CORPORATE OFFICER'S SALARIES. Borrower agrees, except with prior written consent of Bank, that salary, withdrawals, bonuses and al other compensation paid in cash or otherwise, by Borrower shall not exceed the following aggregate amounts for the persons indicated, nor will aggregate amounts in excess of the limits indicated be paid to any other person.

(Name)                                      (Monthly Aggregate Amount)

6.8 _____ LIFE INSURANCE. Borrower shall obtain, maintain and assign to the Bank life insurance upon the life or lives of _________________________ in the
amount of ___________($     )Dollars. Borrower shall continue and insurance or
cause it to be maintained and continue and assigned to Bank until all Indebtedness has been paid in full or so long as this Agreement is in effect.

6.9 _____ SUBORDINATION OF DEBT. Any officer, employee, director, shareholder or Related Person of Borrower shall subordinate all indebtedness including interest thereon (herein termed "Junior Indebtedness"), which may at any time now or hereafter be owed to any officer, employee, director, shareholder or Related Person by the Borrower in favor of all Indebtedness, including interest thereon (herein termed "Senior Indebtedness"). Borrower shall obtain and deliver to Bank subordination agreements from said officers, employees, directors, shareholders or Related Persons for said Junior Indebtedness in form and content acceptable to Bank. Upon the occurrence of a default under this Agreement, Borrower shall without notice from Bank immediately cease payment of any fees or advances to any officer, employee, director, shareholder or Related Person and shall also cease payment of the sum, if any allowed to be paid by the terms of the Subordination Agreement(s).

6.10 X DEPOSIT ACCOUNTS. Borrower shall establish and maintain its principal deposit accounts at the Bank for so long as any Indebtedness remains outstanding or so long as this agreement remains in effect.

6.11 ____ COMPENSATION BALANCE REQUIREMENT. Borrower agrees to maintain an aggregate annual average collection demand deposit account balance equal to the sum of not less than _________% its line of credit plus__________% of the annual average used portion of the line of credit. In the event that the Borrower shall fail to maintain such account balances, the interest rate payable on the Indebtedness may, at the option of the Bank, be increased by ______% per annum.

6.12 X LOAN COMMITMENT. All provisions of the Loan Commitment Letter dated February 12, 2003, except as herein expressly modified, remain in full force and effect and are incorporated herein by reference.

6.13 X DEBT SERVICE. Borrower agrees to maintain a Debt Service Coverage Ratio of not less than 1.2:1. Debt Service Coverage Ratio is defined as:
Earnings before interest and taxes plus Depreciation and amortization less any dividends divided by all principal and interest obligations.

6.14 X VENUE. Borrower acknowledges that all documents are being delivered in Monroe County, Monroe, Michigan. Borrower stipulates that the Monroe County Circuit Court is the proper venue to hear any claims by either party relative to this agreement or any loan documents contemplated hereby.

6.15 X WAIVER OF JURY TRIAL. The Bank and the Borrower, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this agreement or related instrument of agreement, or any of the transactions contemplated by this agreement, or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Borrower shall seek to consolidate, by counterclaim or otherwise, any action in which a jury trial has been waived with any other action in which a jury cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or the Borrower except by a written instrument executed by both of them.

6.16 X CROSS-COLLATERALIZE AND CROSS-DEFAULT. It is the expressed intent of Lender to cross-collateralize and cross-default any and all borrowings or indebtedness of N-Viro International Corporation and all related entities to Lender, as well as all claims by Lender against Grantor, or any one or more of them, whether now or hereafter existing. The breach of terms of any Note, Security Agreement, Mortgage, Pledge or Loan Agreement of whatsoever nature between Borrower(s) and or Grantor(s) and the Lender, shall constitute default and breach of all such agreements, including this Agreement.

6.17 X BORROWING BASE CERTIFICATE. The allowance of future advances by Bank is discretionary upon request. The Borrowing Base shall be as follows: the principal balance is not to exceed the value of 80% of Current Account Receivables. Current Account Receivables are defined as those account receivables which are less than 90 days old. Borrower shall provide to

Bank a Borrowing Base Certificate on a monthly basis, in a written form satisfactory to Bank. Borrower shall provide to Bank Accounts Receivable Aging Reports on a quarterly basis, in a written form satisfactory to Bank.

                       ARTICLE VII - DEFAULT AND REMEDIES

7.1 The Borrower shall be in default hereunder upon the happening of any of the following:

         (a) The occurrence of a default under the terms of any promissory notes
(s) , security agreement(s), mortgage(s) or other agreement(s) executed in connection herewith, including any and all renewals, extensions or modifications thereof; or
         (b) Nonpayment when due of any Indebtedness; or
         (c) Nonperformance of any covenant or agreement contained or referred to herein, or contained in any other agreement with Bank, whether now existing or hereafter arising; or
         (d) If any warranty, representation or statement made or furnished to Bank by or on behalf of Borrower, in connection with this Agreement, or to induce Bank to make a loan to Borrower, proves to have been false in any material respect when made or furnished; or
         (e) Death, dissolution, termination of existence, insolvency, appointment of a receiver for any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or any endorser, guarantor or surety for the Borrower.

7.2 Upon the occurrence of default, described above, the Bank may, at its option, declare that principal and accrued interest, thereon of all Indebtedness to be immediately due and payable forthwith, without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived. Bank shall have all the rights and remedies of a Secured Party under the Uniform Commercial Code, as enacted in Michigan. Bank may set off any of the Borrower's deposits or accounts, including any balances evidenced by a certificate of deposit and any other indebtedness of the Bank to Borrower against the Indebtedness, without first looking to any collateral securing payment thereof.

7.3 Acceptance of payment or waiver of any default shall not operate as a waiver of later defaults, nor of any other rights of the Bank.


                         ARTICLE VIII - SALE OF BORROWER

         The entire amount of unpaid principal and accrued interest shall become due and payable forthwith at the option of the Bank if control of the Borrower shall be sold to any other person, firm or corporation, whether for cash or by merger or consolidation, or if the assets of the Borrower shall be sold or transferred to any other person, firm or corporation. The Bank shall be the sole judge as to the occurrence of the foregoing, which judgment shall be binding upon the parties hereto.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED FEBRUARY 26, 2003.

Monroe Bank & Trust                                  BORROWER:

------------------------
102 E. Front Street
Monroe, MI  48161


By:    /s/   Thomas K. Paul                     /s/    James K. McHugh
    --------------------------------         ----------------------------


                                             By
                                             -----------------------------

Its:     Loan Officer                        Its   Chief Financial Officer
    --------------------------------         ----------------------------